Committed to Maximizing Shareholder Value

January 2007

Exhibit 99.2

        Statements in this presentation that are not historical are “forward-looking statements.”  These forward-looking statements may state Midwest Air Group’s or management’s intentions, hopes, beliefs, expectations or predictions for the future.  Words such as “expect,” “anticipate,” “believe,” “estimate,” “goal,”
“objective” or similar words are intended to identify forward-looking statements.
It is important to note that our actual results could differ materially from the projected results contained in these forward looking statements.  Factors that may cause such a difference to occur include, but are not limited to, the risk factors described in “Item 1A. Risk Factors” in Midwest Air Group’s annual report on Form 10-K for the year ended December 31, 2005.

Notice Regarding Forward-Looking Statements

Timothy E. Hoeksema, Chief Executive Officer

Curtis E. Sawyer, Chief Financial Officer

Dennis O’Reilly, Treasurer and Director – Investor
Relations

Introduction of Today’s Speakers

Midwest Strategy to Maximize Shareholder Value

Our Track Record of Success

AirTran’s Offer

Conclusion

Agenda For Today’s Discussion

Defined strategy to create significant shareholder value as a standalone company

Plans to leverage 2006 achievements and unlock value not reflected in current share price

Experienced management team continues to deliver improved
operating performance

Unrivaled quality service offering

Midwest enjoys strong support from non-shareholder stakeholders including local communities and remarkably loyal customer base

Standalone Strategy Will Maximize Value

Realistic standalone growth plan to drive shareholder value in early stages

Standalone plan will drive revenue growth

Plan will capitalize on 2007 industry conditions

Increase in domestic capacity of 2-3%

Capacity increase in line with GDP growth, will not significantly impact prices

Northwest Airlines reductions in Milwaukee particularly
beneficial to Midwest

Strategic Plan Offers Superior Value Going Forward

Plan is to Continue Service Expansion into

In December, announced that SkyWest will operate up to 25 Canadair regional jets, which rightsizes capacity and frees up other aircraft for:

New destinations and new routes

Increases frequency on existing routes

Upgrades of several regional routes to all-jet service

January 2007 Midwest Connect Service Announcements

First of several upcoming announcements

Launch of Milwaukee-Duluth/Superior Service

Enhanced Milwaukee-St. Louis Service with an upgrade to all regional jet service on Fairchild 328JET aircraft

Add Signature seats to Saver destinations

New Markets and Grow Revenue Base

Recognized as “The best care in the air” by the industry
and consumers

Spacious seating arrangements with attention to customer
leg room

It’s not just the cookies – freshly  baked cookies are
characteristic of Midwest’s friendly, customer focused
service

Strong Brand Recognition For Best in Class Service

Midwest Strategy to Maximize Shareholder Value

Our Track Record of Success

AirTran’s Offer

Conclusion

Agenda For Today’s Discussion

16

16

Treasurer and Director of
Investor Relations

50

Dennis J. O’Reilly

6

6

Senior Vice President-
Human Resources

56

Christopher I. Stone

10

10

Senior Vice President-
Corporate Affairs, Secretary
and General Counsel

65

Carol N. Skornicka

8

42

Senior Vice President-
Operations

61

David C. Reeve

2

18

Senior Vice President and
Chief Marketing Officer

54

Scott R. Dickson

2

11

Senior Vice President and
CFO

55

Curtis E. Sawyer

23

37

Chairman, President and
CEO

59

Timothy E. Hoeksema

Company

Industry

Years of Experience

Title

Age

Name

Experienced Management Team

Three products, each geared to different types of travelers:

Midwest Airlines Signature Service

Midwest Airlines Saver Service

Midwest Connect

Origins date to 1948, when Kimberly-Clark Corporation began
providing air transportation
for its executives

Midwest Express Airlines (now Midwest Airlines) began offering scheduled service in June 1984

Initial public offering in 1995. Midwest Air Group traded on AMEX under symbol MEH

A Rich Legacy of Service

Competitive fares and nonstop
service to business destinations
across the United States

Two-by-two leather seating with
extra legroom

Complimentary soft drinks and
freshly baked chocolate chip
cookies; optional buy-onboard
meal service

Signature Service

Saver Service

Signature Service Fleet

Saver Service Fleet

Low fares and nonstop service to
leisure markets

Two-by-three seating with extra
legroom

Complimentary soft drinks and
freshly baked chocolate chip
cookies; optional buy-onboard
meal service

DigEplayer onboard
entertainment units for rent

Boeing 717 (88 seats)

MD-80 (143-147 seats)

Midwest Airlines Service Offering

Current Midwest Airlines Network

Current Midwest Connect Network

Remarkably loyal customers, especially in Milwaukee
and Kansas City

Survey frequent flyers on quarterly basis

Receive consistently strong customer satisfaction
scores

Named best domestic airline a total of 45 times by
various sources

Named best domestic airline by both Travel +
Leisure and Zagat in 2005

Remarkably Loyal Customer Base

Very Good RASM Performance*

For the Nine Months Ended September 30, RASM is
up 14.5% in 2006

Yield has increased 9.6% y-o-y

Load Factor has increased 4.6 points

CASM ex. fuel continued to decline

Has declined 10.1%

Fuel price growth has moderated

2006 – A Turnaround Year

*RASM and CASM data based on Midwest Airlines performance

Data for Midwest Air Group

Positive Market Share Trends

Kansas City - #2 Market Share

Milwaukee - #1 Market Share

Data for Midwest Air Group. Scheduled service only

Improved Operating Performance

RASM / CASM

RPM/ASM Growth – Percent of 2000 Levels

Data for Midwest Airlines

EBITDAR

EPS*

Revenue

Improved Financial Performance

*Excludes $15.6mm impairment charge in third quarter 2005.  Reported EPS was $(1.54).

Skywest CRJ Agreement

Two new MD-80s put
into service

Signature Service on
Saver planes

2007 – Key Growth Drivers

Initiative

Annualized Revenue Opportunity

$8mm to $10mm per aircraft

15 aircraft initially

Potential for up to 25 aircraft

$40mm to $50mm

Up to $5mm

Improved profitability through rightsizing of markets

Incremental Revenue Initiatives Beyond Current Street Expectations

Fleet Replacement Strategy

Configuration Flexibility

Signature Service on Saver aircraft

Other configuration alternatives

2008 and Beyond

Midwest Strategy to Maximize Shareholder Value

Our Track Record of Success

AirTran’s Offer

Conclusion

Agenda For Today’s Discussion

Timing is opportunistic

Current value does not reflect long term opportunity

Proposal caps Midwest shareholders’ value creation
prospects

AirTran’s Proposal Significantly Undervalues Midwest

Midwest Strategy to Maximize Shareholder Value

Our Track Record of Success

AirTran’s Offer

Conclusion

Agenda For Today’s Discussion

The Board of Directors fully understands its fiduciary duties and is committed to acting in the best interests of all
shareholders

The Board of Directors is independent

8 out of 9 directors are independent

Hired Goldman, Sachs & Co. as an advisor in its continuing
effort to maximize shareholder value

Midwest’s Board Is Committed to

Maximizing Shareholder Value

Defined strategy to create significant shareholder value as a standalone company

Plans to leverage 2006 achievements and unlock value not reflected in current share price

Experienced management team continues to deliver improved
operating performance

Unrivaled quality service offering

Midwest enjoys strong support from non-shareholder stakeholders including local communities and remarkably loyal customer base

Standalone Strategy Will Maximize Value